ALPS ETF TRUST

WORKPLACE EQUALITY PORTFOLIO (NYSE ARCA: EQLT)

SUPPLEMENT DATED MARCH 4, 2019

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 2018, AS SUPPLEMENTED

On March 4, 2019, the Board of Trustees of the ALPS ETF Trust authorized an orderly liquidation of the Workplace Equality Portfolio (the “Fund”). The Fund’s Board of Trustees determined that closing and liquidating the Fund was in the best interests of the Fund and the Fund’s shareholders.

From March 5, 2019 through April 26, 2019, the Fund will be in the process of closing down and liquidating its portfolio, which will increase the Fund’s cash holdings.

The Fund will close to new investors on April 25, 2019, and the NYSE ARCA will halt trading in the Fund before the opening of trading on April 29, 2019. The effective date of the Fund’s liquidation shall be April 29, 2019, or such other later date as shall be specified by the Board of Trustees of the Trust or by the officers of the Trust. Shareholders of record remaining on April 29, 2019, will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date.

There can be no assurance that there will be a market for the Fund’s shares between the last day of trading on NYSE ARCA (April 26, 2019) and the liquidation date (April 29, 2019).

For additional information regarding the liquidation, shareholders of the Fund may call 844.375.8383.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE